UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 24, 2021

Catapult Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56277	00-0000000
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3F K’s Minamiaoyama 6-6-20 Minamiaoyama, Minato-ku, Tokyo 107-0062, Japan	107-0062
(address of principal executive offices)	(zip code)

81-90-6002-4978
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

“We”, “Us”, and or “The Company” refer to Catapult Solutions, Inc., a Nevada Company.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could provide to be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Our majority shareholders, collectively, Next Meats Holdings Inc., and White Knight Co., Ltd., and our Board of Directors, comprised solely of Koichi Ishizuka, executed a resolution to ratify, affirm, and approve a name and ticker symbol change of the Company. Pursuant to the aforementioned resolution, the name of the Company was approved to be changed from Catapult Solutions, Inc., to Dr. Foods, Inc.

A Certificate of Amendment to change our name was filed with the Nevada Secretary of State on August 24, 2021 with an effective date of the date of submission.

Effective August 24, 2021:

Article 1 of the certificate of incorporation now states as follows:

1.	The name of the Corporation is Dr. Foods, Inc.

The foregoing description of the Amendment to the Company’s Certificate of Incorporation is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1, to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events.

Currently, as of the filing date of this report, the Company is pending a FINRA corporate action to effectuate the aforementioned name change from Catapult Solutions, Inc. to Dr. Foods, Inc., and to change our ticker symbol.

The legal date of our name change, August 24, 2021, may differ from the market release date when posted on FINRA’s daily list. An 8-K will be filed with the Commission after completion of our corporate actions that will detail the new CUSIP number for our common stock and ticker symbol.

Previously, the Company had disclosed its proposed business activities within the Form 10-12G/A filed on June 24, 2021. There have been no material changes to our business plans at this time other than what may be disclosed below and that our new Chief Executive Officer, Koichi Ishizuka, will be undertaking the analysis of business opportunities as opposed to our former Officer and Director, Jeffrey DeNunzio. Further disclosure is below:

The Company’s current business plan is to explore and evaluate various business opportunities in, amongst other industries, the alternative meats and lab-grown food product sectors including but not limited to mergers, acquisitions, or business combination transactions after which the Company would cease to be a "shell" or "blank check" company. The Company’s principal business objective for the next 12 months and beyond such time will be to achieve long-term growth potential through a combination with a business rather than immediate, short-term earnings. The Company will not restrict its potential candidate target companies to any specific business or geographical location and, thus, may acquire any type of business. The Company may merge with or acquire another company in which the promoters, management, or promoters’ or managements’ affiliates or associates, directly or indirectly, have an ownership interest.

The analysis of new business opportunities will be undertaken by or under the supervision of Koichi Ishizuka, the CEO and a Director of the Company. The Company has unrestricted flexibility in seeking, analyzing and participating in potential business opportunities. In its efforts to analyze potential acquisition targets, the Company will consider the following kinds of factors:

(a) Potential for growth, indicated by new technology, anticipated market expansion or new products;

(b) Competitive position as compared to other firms of similar size and experience within the industry segment as well as within the industry as a whole;

(c) Strength and diversity of management, either in place or scheduled for recruitment;

(d) Capital requirements and anticipated availability of required funds, to be provided by the Company or from operations, through the sale of additional securities, through joint ventures or similar arrangements or from other sources;

(e) The cost of participation by the Company as compared to the perceived tangible and intangible values and potentials;

(f) The extent to which the business opportunity can be advanced;

(g) The accessibility of required management expertise, personnel, raw materials, services, professional assistance and other required items; and,

(h) Other relevant factors.

In applying the foregoing criteria, no one of which will be controlling, management will attempt to analyze all factors and circumstances and make a determination based upon reasonable investigative measures and available data. Potentially available business opportunities may occur in many different industries, and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Due to the Company's limited capital available for investigation, the Company may not discover or adequately evaluate adverse facts about the opportunity to be acquired.

A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies which may be a merger or acquisition candidate for the Company. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than the Company and, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, the Company will also compete with numerous other small public companies in seeking merger or acquisition candidates.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

NUMBER	EXHIBIT

3.1	Amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Catapult Solutions, Inc.

Dated: August 25, 2021	/s/ Koichi Ishizuka
Koichi Ishizuka Chief Executive Officer